SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS

Deutsche California Tax-Free Income Fund

Deutsche Capital Growth Fund

Deutsche Communications Fund

Deutsche Core Equity Fund

Deutsche CROCI ® International Fund

Deutsche CROCI ® Sector Opportunities Fund

Deutsche CROCI ® U.S. Fund

Deutsche Emerging Markets Equity Fund

Deutsche Emerging Markets Fixed Income Fund

Deutsche Enhanced Commodity Strategy Fund

Deutsche European Equity Fund

Deutsche Fixed Income Opportunities Fund

Deutsche Floating Rate Fund

Deutsche Global High Income Fund

Deutsche Global Income Builder Fund

Deutsche Global Infrastructure Fund

Deutsche Global Macro Fund

Deutsche Global Real Estate Securities Fund

Deutsche Global Small Cap Fund

Deutsche GNMA Fund

Deutsche Health and Wellness Fund

Deutsche High Conviction Global Bond Fund

Deutsche High Income Fund

Deutsche Intermediate Tax/AMT Free Fund

Deutsche International Growth Fund

Deutsche Large Cap Focus Growth Fund

Deutsche Latin America Equity Fund

Deutsche Managed Municipal Bond Fund

Deutsche Massachusetts Tax-Free Fund

Deutsche MLP & Energy Infrastructure Fund

Deutsche Money Market Prime Series

Deutsche Multi-Asset Conservative Allocation Fund

Deutsche Multi-Asset Global Allocation Fund

Deutsche Multi-Asset Moderate Allocation Fund

Deutsche Multisector Income Fund

Deutsche New York Tax-Free Income Fund

Deutsche Real Assets Fund

Deutsche Real Estate Securities Fund

Deutsche S&P 500 Index Fund

Deutsche Science and Technology Fund

Deutsche Short Duration Fund

Deutsche Short-Term Municipal Bond Fund

Deutsche Small Cap Core Fund

Deutsche Small Cap Growth Fund

Deutsche Strategic High Yield Tax-Free Fund

Deutsche Total Return Bond Fund

Deutsche World Dividend Fund

The following disclosure replaces the last paragraph of the “Class C Shares” sub-section under the “CHOOSING A SHARE CLASS” sub-heading under the “INVESTING IN THE FUND(S)” section of each fund’s prospectus.

Effective on or about August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A may be limited. (For example, automatic conversion of Class C shares to Class A shares will not apply to fund shares held through group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging. Such Class C shares would not satisfy the conditions for the automatic conversion.) Please consult your financial representative for more information. The automatic conversion of Class C shares to Class A shares would occur on the basis of the relative net asset values of the two classes without the imposition of any sales charges or other charges. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the conversion of Class C shares for Class A shares in the same fund.

Please Retain This Supplement for Future Reference

May 18, 2018
PROSTKR-1030